                     COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO] SERIES 2005-SL2
--------------------------------------------------------------------------------

                                                                   EXHIBIT: 99.1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS
                          $[445,117,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-SL2

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

            WILSHIRE CREDIT CORPORATION AND PHH MORTGAGE CORPORATION
                                   SERVICERS

                             WELLS FARGO BANK, N.A.
                                 MASTER SERVICER

                               [DEUTSCHE BANK, NA]
                                     TRUSTEE

                                 JUNE [14], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO] SERIES 2005-SL2
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO] SERIES 2005-SL2
--------------------------------------------------------------------------------

                                   TERM SHEET
                                 JUNE [14], 2005

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-SL2
                          $[445,117,000] (APPROXIMATE)
                               SUBJECT TO REVISION

------------------------------------------------------------------------------------------------------------------------------------
                 APPROX                  WAL (YRS)   PAYMENT WINDOW    PAYMENT   INTEREST   EXPECTED   STATED
CLASS            SIZE ($)     COUPON     (CALL(4)/      (CALL(4)/       DELAY     ACCRUAL    FINAL      FINAL   EXPECTED RATINGS
                                         MATURITY)      MATURITY)                           MATURITY  MATURITY       (MOODY'S/
                                                                                              (4)       (5)         FITCH/DBRS)

------------------------------------------------------------------------------------------------------------------------------------
CLASS A-1A     197,815,000  LIBOR + [ ]  0.60/0.60    1 - 16/1- 16         0     Actual/360  Oct-2006  Dec-2035     Aaa/AAA/AAA
                             (1), (2)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A-1B     121,242,000  LIBOR + [ ]  1.95/1.95   16 - 33/16 - 33       0     Actual/360  Mar-2008  Dec-2035     Aaa/AAA/AAA
                             (1), (2)
------------------------------------------------------------------------------------------------------------------------------------
CLASS M-1      44,701,000   LIBOR + [ ]  4.82/5.96   33 - 76/33 - 170      0     Actual/360  Oct-2011  Dec-2035   Aa2/AA+/AA(high)
                             (1), (3)
------------------------------------------------------------------------------------------------------------------------------------
CLASS M-2      39,024,000   LIBOR + [ ]  5.19/5.65   49 - 76/49 - 152      0     Actual/360  Oct-2011  Dec-2035     A2/A+/A(high)
                             (1), (3)
------------------------------------------------------------------------------------------------------------------------------------
CLASS B-1      23,651,000   Fixed        4.66/5.10   44 - 76/44 - 141     24       30/360    Oct-2011  Dec-2035    Baa1/A-/A(Low)
                             (1), (3)
------------------------------------------------------------------------------------------------------------------------------------
CLASS B-2      9,460,000    Fixed        4.53/4.96   43 - 76/43 - 132     24       30/360    Oct-2011  Dec-2035  Baa2/BBB+/BBB(high)
                             (1), (3)
------------------------------------------------------------------------------------------------------------------------------------
CLASS B-3      9,224,000    Fixed        4.47/4.88   41 - 76/41 - 127     24       30/360    Oct-2011  Dec-2035   Baa3/BBB/BBB(high)
                             (1), (3)
------------------------------------------------------------------------------------------------------------------------------------
CLASS B-4 (6)  8,514,000    Fixed        4.44/4.82   40 - 76/40 - 122     24       30/360    Oct-2011  Dec-2035     Ba1/BBB-/BBB
                             (1), (3)
------------------------------------------------------------------------------------------------------------------------------------
CLASS B-5 (6)  8,514,000    Fixed        4.40/4.76   39 - 76/39 - 116     24       30/360    Oct-2011  Dec-2035    Ba2/BB+/BBB(low)
                             (1), (3)
------------------------------------------------------------------------------------------------------------------------------------

        1)  Subject to the Available Funds Cap.
        2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A-1A and Class A-1B Certificates will increase to 2x its margin.
        3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1 and Class M-2 Certificates will increase to 1.5x its respective margin, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates pass-through rate will increase by 0.50%.
        4) The Certificates will be priced at 30% CPR. Assumes 10% optional termination occurs.
        5)  Latest maturity date for any mortgage loan plus one year.
        6) The Class B-4 Certificates and B-5 Certificates will not be publicly offered, and will not be offered pursuant to the prospectus supplement. The information presented herein for the Class B-4 Certificates and Class B-5 Certificates is provided to assist your understanding of the other Offered Certificates.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO] SERIES 2005-SL2
--------------------------------------------------------------------------------

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
-------------------------
Scott Soltas                                   212-449-3659               scott_soltas@ml.com
Charles Sorrentino                             212-449-3659               charles_sorrentino@ml.com
Colin Sheen                                    212-449-3659               colin_sheen@ml.com
Edgar Seah                                     212-449-3659               edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
---------------------------
Matt Whalen                                    212-449-0752               matthew_whalen@ml.com
Paul Park                                      212-449-6380               paul_park@ml.com
Tom Saywell                                    212-449-2122               tom_saywell@ml.com
Alan Chan                                      212-449-8140               alan_chan@ml.com
Fred Hubert                                    212-449-5071               fred_hubert@ml.com
Alice Chu                                      212-449-1701               alice_chu@ml.com
Parkson Young                                  212-449-1768               Parkson_young@ml.com
Sonia Lee                                      212-449-5067               sonia_lee@ml.com
Oleg Saitskiy                                  212-449-1901               oleg_saitskiy@ml.com
Keith Singletary                               212-449-9431               keith_singletary@ml.com
Calvin Look                                    212-449-5029               calvin_look@ml.com

MOODY'S
-------
Wen Zhang                                      212-553-7710               wen.zhang@moodys.com

FITCH
-----
Jonathan Teichmann                             212-908-0862               jonathan.teichmann@fitchratings.com

DOMINION BOND RATING SERVICE
----------------------------
Quincy Tang                                    212-635-3410               qtang@dbrs.com

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO] SERIES 2005-SL2
--------------------------------------------------------------------------------

TITLE OF CERTIFICATES           Merrill Lynch Mortgage Investors, Inc., Mortgage
                                Loan Asset-Backed Certificates Series 2005-SL2, consisting of:
                                Class A-1A and Class A-1B Certificates
                                (collectively, the "Class A Certificates"),
                                Class M-1 and Class M-2 Certificates
                                (collectively, the "Class M Certificates"), and
                                Class B-1, Class B-2, Class B-3, Class B-4 and
                                Class B-5 Certificates (collectively, the "Class
                                B Certificates")
                                The Class A Certificates, the Class M
                                Certificates and the Class B Certificates (other than the Class B-4 Certificates and Class B-5
                                Certificates) are collectively known as the "Offered Certificates". The Class M and Class B
                                Certificates are collectively known as the "Subordinate Certificates".

UNDERWRITER                     Merrill Lynch, Pierce, Fenner & Smith
                                Incorporated

DEPOSITOR                       Merrill Lynch Mortgage Investors, Inc.

SELLER                          Merrill Lynch Mortgage Capital Inc.

ORIGINATORS                     Option One (16.31%), Decision One (14.66%),
                                Fremont (14.22%), MILA (13.09%), Michigan
                                Fidelity (11.19%), Fieldstone (10.65%) and 11 other originators (19.86%). No other originator accounts for more than 10.00% of the aggregate principal balance as of the Cut-Off Date.

SERVICERS                       Wilshire Credit Corporation (98.35%) and PHH
                                Mortgage Corporation (1.65%)

MASTER SERVICER                 Wells Fargo Bank, N.A.

TRUSTEE                         Deutsche Bank, NA

CUT-OFF DATE                    June 1, 2005


PRICING DATE                    On or about June [15], 2005

CLOSING DATE                    On or about June [28], 2005

DISTRIBUTION DATES              Distribution of principal and interest on the
                                Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in July 2005.

ERISA CONSIDERATIONS            The Offered Certificates will be ERISA eligible
                                as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal
                                Revenue Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

LEGAL INVESTMENT                The Offered Certificates will not constitute
                                "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                      For federal income tax purposes, the Trust Fund
                                will include one or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO] SERIES 2005-SL2
--------------------------------------------------------------------------------

OPTIONAL TERMINATION            The Trustee will be required to effect an
                                auction of the assets of the Trust Fund when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The auction will be effected via a solicitation of bids from at least three bidders. Any such auction will result in the termination of the Trust Fund only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the
                                Certificates, plus accrued interest on the Certificates, (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations, (iii) certain amounts described in the Prospectus
                                Supplement, and (iv) the costs incurred by the Trustee in connection with such auction.

MORTGAGE LOANS                  As of the Cut-Off Date, the mortgage pool will
                                consist of fixed rate, fully amortizing and balloon, second lien residential mortgage loans
                                ("Mortgage Loans") serviced by Wilshire Credit
                                Corporation or PHH Mortgage Corporation. The information described herein is based on a pool of Mortgage Loans having an aggregate scheduled principal balance of approximately $473,028,788, as of the Cut-Off Date.

TOTAL DEAL SIZE                 Approximately $[462,145,000]

ADMINISTRATIVE FEES             The Servicers will be paid fees aggregating 50
                                bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans. The
                                Trustee will be paid fees aggregating 2 bps, if applicable, per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS             1. Excess interest
                                2. Over-Collateralization
                                3. Subordination

EXCESS INTEREST                 Excess interest cashflow will be available as
                                credit enhancement.

OVER-COLLATERALIZATION          The over-collateralization ("O/C") amount is
                                equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately 2.30% of the aggregate principal balance of the Mortgage Loans. On each distribution date, the trust fund will apply some or all of the Excess Interest as principal payments on the Class A Certificates.

                                Initial: Approximately 2.30% of original mortgage balance
                                Target: 7.10% of the original mortgage balance (14.20% of current mortgage balance after stepdown)
                                Floor: 0.50% of the original mortgage balance

                     (PRELIMINARY AND SUBJECT TO REVISION)


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO] SERIES 2005-SL2
--------------------------------------------------------------------------------

SUBORDINATION (1):                   CLASSES                   RATING (M/F/D)          SUBORDINATION
                                     -------                   --------------          -------------
                                     Class A                     Aaa/AAA/AAA               37.35%
                                    Class M-1                 Aa2/AA+/AA (high)            27.90%
                                    Class M-2                  A2/A+/A (high)              19.65%
                                    Class B-1                 Baa1/A-/ A (low)             14.65%
                                    Class B-2               Baa2/BBB+/BBB (high)           12.65%
                                    Class B-3                Baa3/BBB/BBB (high)           10.70%
                                    Class B-4                   Ba1/BBB-/BBB                8.90%
                                    Class B-5                 Ba2/BB+/BBB (low)             7.10%

CLASS SIZES:                         CLASSES                   RATING (M/F/D)           CLASS SIZES
                                     -------                   --------------           -----------
                                     Class A                     Aaa/AAA/AAA               67.45%
                                    Class M-1                 Aa2/AA+/AA (high)             9.45%
                                    Class M-2                  A2/A+/A (high)               8.25%
                                    Class B-1                 Baa1/A-/ A (low)              5.00%
                                    Class B-2               Baa2/BBB+/BBB (high)            2.00%
                                    Class B-3                Baa3/BBB/BBB (high)            1.95%
                                    Class B-4                   Ba1/BBB-/BBB                1.80%
                                    Class B-5                 Ba2/BB+/BBB (low)             1.80%

INTEREST ACCRUAL                Interest on the Class A Certificates and Class M
                                Certificates will initially accrue from the Closing Date to (but excluding) the first
                                Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date, on an actual/360 basis. Interest on the Class B Certificates will accrue in respect of a Distribution Date from and including the first day of the calendar month preceeding that Distribution Date up to and including the last day of such month, on a 30/360 basis beginning June 1, 2005.

COUPON STEP UP                  If the 10% optional termination does not occur
                                prior to the first distribution date on which it is possible, (i) the margin on the Class A
                                Certificates will increase to 2x its respective margin, and (ii) the margin on each of the Class
                                M will increase to 1.5x its respective margin, and (iii) coupon on each Class B Certificates will increase by 50 bps.

AVAILABLE FUNDS CAP             The pass-through rates of the Certificates will
                                be subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by
                                (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, and for Class A
                                Certificates and Class M Certificates,
                                multiplied by 30 and divided by the actual number of days in the related accrual period.
                                Reimbursement for shortfalls arising as a result of the application of the Available Funds Cap will be paid only on a subordinated basis. "Net
                                Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the administrative fees.

(1)The subordination includes the target over-collateralization level of approximately 7.10%.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO] SERIES 2005-SL2
--------------------------------------------------------------------------------

SHORTFALL-REIMBURSEMENT         If on any Distribution Date the pass-through
                                rate of any Class is limited by the Available
                                Funds Cap, the excess of (i) the amount of interest such Class was entitled to receive on such Distribution Date had the applicable
                                Pass-Through Rate not been subject to the Available Funds Cap, over (ii) the amount of interest such Class of Certificates was entitled to receive on such Distribution Date based on the Available Funds Cap, together with the aggregate of such shortfalls from previous
                                Distribution Dates together (and accrued interest thereon at the applicable pass-through rate, without giving effect to the Available
                                Funds Cap) will be carried over to the next
                                Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis. No such Carryover with respect to a Class will be paid to such Class once the Certificate principal balance thereof has been reduced to zero.

CASHFLOW PRIORITY               1. Servicing Fees and Trustee fees.
                                2. Available interest funds, as follows: monthly
                                   interest, including any unpaid monthly
                                   interest from prior months, to the Class A
                                   Certificates pro-rata; then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, then to the Class B-3 Certificates, then to the Class B-4 Certificates, and then to the Class B-5 Certificates.
                                3. Available principal funds, as follows:
                                   monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, then monthly principal to the Class B-4 Certificates, and then monthly principal to the Class B-5 Certificates, in each case as described under "PRINCIPAL PAYDOWN."
                                4. Excess interest in the order as described
                                   under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.
                                5. Excess interest to pay subordinate principal
                                   shortfalls.
                                6. Excess interest to pay Carryover resulting
                                   from imposition of the Available Funds Cap.
                                7. Any remaining amount will be paid in
                                   accordance with the Pooling and Servicing
                                   Agreement and will not be available for
                                   payment to holders of the Offered
                                   Certificates.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO] SERIES 2005-SL2
--------------------------------------------------------------------------------

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:
        All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread to the extent distributable as principal to replenish O/C to the required level will be paid sequentially to the Class A-1A and Class A-1B Certificates.

        After the Certificate principal balance of the Class A Certificates has been reduced to zero, the amounts remaining referred to above, will be distributed sequentially to the Class M-1, Class M-2, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.


IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:
All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates sequentially to the Class A-1A and Class A-1B Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class B-1 Certificates, fifth to the Class B-2 Certificates, sixth to the Class B-3 Certificates, seventh to the Class B-4 Certificates, and eighth to the Class B-5 Certificates in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A                                                                                        74.70%*
CLASS M-1                                                                                      55.80%*
CLASS M-2                                                                                      39.30%*
CLASS B-1                                                                                      29.30%*
CLASS B-2                                                                                      25.30%*
CLASS B-3                                                                                      21.40%*
CLASS B-4                                                                                      17.80%*
CLASS B-5                                                                                      14.20%*
*includes targeted overcollateralization

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO] SERIES 2005-SL2
--------------------------------------------------------------------------------

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)      The Distribution Date is on or after the July 2008 Distribution Date;
ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and
iii)    A Trigger Event does not exist.

SUBORDINATE                     The first Distribution Date on which the
CLASS PRINCIPAL                 Required Percentage (i.e., the sum of the
DISTRIBUTION                    outstanding principal balance of the subordinate
DATE                            Certificates and the O/C amount divided by the
                                aggregate stated principal balance of the
                                Mortgage Loans, as of the end of the related due
                                period) is greater than or equal to the Senior
                                Specified Enhancement Percentage (including
                                O/C), which is equal to two times the initial
                                AAA subordination percentage.
                                SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                                74.70%
                                or
                                (30.25%+7.10%)*2

TRIGGER EVENT                   The situation that exists with respect to any
(Preliminary and                Distribution Date on or after the Stepdown Date,
Subject to Revision)            if (a) the quotient of (1) the aggregate Stated
                                Principal Balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis (including Mortgage Loans in foreclosure and REO Properties) and (2) the Stated Principal Balance of all the Mortgage
                                Loans as of the preceding Servicer Remittance
                                Date, equals or exceeds the product of (i) [TBD] and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized Losses incurred from the Cut-Off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date exceeds the Required Loss Percentage shown below.

                     DISTRIBUTION DATE OCCURRING          REQUIRED LOSS PERCENTAGE
                     ---------------------------          ------------------------
                      July 2008 - June 2009               [4.75%] with respect to March 2008, plus an additional 1/12th of
                                                          [3.50%] for each month thereafter
                      July 2009 - June 2010               [8.25%] with respect to March 2009, plus an additional 1/12th of
                                                          [2.75%] for each month thereafter
                      July 2010 - June 2011               [11.00%] with respect to March 2010, plus an additional 1/12th of
                                                          [2.00%] for each month thereafter
                      July 2011 - June 2012               [13.00%] with respect to March 2011, plus an additional 1/12th of
                                                          [0.75%] for each month thereafter
                      July 2012 and thereafter            [13.75%] with respect to March 2012, plus an additional 1/12th of
                                                          [0.75%] for each month thereafter

                      (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS                      The Offered Certificates will be offered
                                pursuant to a Prospectus which includes a Prospectus Supplement (together, the
                                "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage
                                Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES            The following tables describe the mortgage loans
                                and the related mortgaged properties as of the close of business on the Cut-Off Date. The sum of the columns below may not equal the total indicated due to rounding.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2005-SL2 [MERRILL LYNCH LOGO] COLLATERAL SUMMARY
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                                                  $473,028,788
Aggregate Original Principal Balance                                                     $476,617,983
Number of Mortgage Loans                                                                    11,517
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                    MINIMUM                  MAXIMUM              AVERAGE (1)
                                    -------                  -------              -----------
Original Principal Balance          $4,245                 $1,000,000               $41,384
Outstanding Principal Balance        $420                   $978,144                $41,072
-----------------------------------------------------------------------------------------------------
                                    MINIMUM                  MAXIMUM            WEIGHTED AVERAGE (2)
                                    -------                  -------            --------------------
Original Term (mos)                   60                       360                      244
Stated remaining Term (mos)           11                       358                      238
Loan Age (mos)                         2                        87                       6
Current Interest Rate:               6.000%                  13.750%                  10.164%
Combined Original Loan-to-Value      19.25%                  100.00%                   98.85%
Credit Score (3)                      521                      810                      654
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                  EARLIEST                           LATEST
                                                  --------                           ------
Maturity Date                                    05/01/2006                        04/01/2035
-----------------------------------------------------------------------------------------------------

LIEN POSITION       PERCENT OF MORTGAGE POOL    YEAR OF ORIGINATION         PERCENT OF MORTGAGE POOL
-------------       ------------------------    -------------------         ------------------------

2nd Lien                              100.00%   2003 and before                                 1.67%
--------------------------------------------
                                                2004                                           74.11%

--------------------------------------------    2005                                           24.22%
OCCUPANCY           PERCENT OF MORTGAGE POOL    -----------------------------------------------------
---------           ------------------------
                                                -----------------------------------------------------
Primary                                98.92%   LOAN PURPOSE                PERCENT OF MORTGAGE POOL
                                                ------------                ------------------------
Second Home                             0.07%
                                                Purchase                                       80.31%
Investment                              1.02%
--------------------------------------------    Refinance - Rate/Term                           3.09%

--------------------------------------------    Refinance - Cashout                            16.60%
LOAN TYPE           PERCENT OF MORTGAGE POOL    -----------------------------------------------------
---------           ------------------------
                                                -----------------------------------------------------
Fixed Rate                            100.00%   PROPERTY TYPE               PERCENT OF MORTGAGE POOL
--------------------------------------------    -------------               ------------------------

--------------------------------------------    Single Family Residence                        77.48%
AMORTIZATION TYPE   PERCENT OF MORTGAGE POOL
-----------------   ------------------------    Planned Unit Development                       10.21%

Fully Amortizing                       48.02%   Condominium                                     6.70%

Balloon                                51.98%   Two-to-Four Family                              4.93%
--------------------------------------------
                                                Townhouse                                       0.67%

                                                Rowhouse                                        0.02%
                                                -----------------------------------------------------

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2005-SL2 [MERRILL LYNCH LOGO] COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE RATES

--------------------------------------------------------------------------------------------------------------------------------
                                      AGGREGATE                         WEIGHTED    AVERAGE          WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL          AVERAGE        PERCENT
                          MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE          ORIGINAL         FULL
RANGE OF MORTGAGE RATES     LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING           LTV            DOC
--------------------------------------------------------------------------------------------------------------------------------
7.500% or less                 71     $3,521,515     0.74%     7.112%     716        $49,599          84.13%         68.59%
--------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%              161      7,056,881      1.49      7.922     708         43,832           95.01          85.01
--------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%              326     16,122,246      3.41      8.345     679         49,455           90.77          84.01
--------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%            1,564     74,015,646     15.65      8.922     677         47,325           99.21          54.52
--------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%              956     44,024,099      9.31      9.354     665         46,050           98.96          60.12
--------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%           1,896     92,732,079     19.60      9.869     658         48,909           99.23          47.52
--------------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%          1,781     69,541,834     14.70     10.322     652         39,047           99.51          48.91
--------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%          1,968     75,527,094     15.97     10.858     644         38,378           99.54          40.53
--------------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%          1,316     46,008,821      9.73     11.356     635         34,961           99.40          39.19
--------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%            696     21,268,143      4.50     11.879     614         30,558           99.09          57.48
--------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%            539     15,107,217      3.19     12.396     616         28,028           99.14          35.63
--------------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%            239      8,026,288      1.70     12.913     613         33,583           99.80           2.84
--------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%              3         71,557      0.02     13.144     630         23,852           99.38          11.97
--------------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%              1          5,367      0.00     13.750     662          5,367           95.00         100.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     11,517   $473,028,788   100.00%    10.164%     654        $41,072          98.85%         49.33%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.000% per annum to 13.750% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 10.164% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2005-SL2
[MERRILL LYNCH LOGO]     COLLATERAL SUMMARY

--------------------------------------------------------------------------------


REMAINING MONTHS TO STATED MATURITY

---------------------------------------------------------------------------------------------------------------------------------
                                                    AGGREGATE                         WEIGHTED   AVERAGE   WEIGHTED
                                        NUMBER OF   PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL   AVERAGE   PERCENT
   RANGE OF                             MORTGAGE     BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL
   REMAINING TERMS (MONTHS)               LOANS    OUTSTANDING     POOL      COUPON    SCORE   OUTSTANDING    LTV       DOC
---------------------------------------------------------------------------------------------------------------------------------
   1 TO 12                                      1       $8,350      0.00%     0.00%    683         $8,350    56.60%  500.00%
---------------------------------------------------------------------------------------------------------------------------------
   13 to 24                                     2        7 309       0 .0    9 321     745          3 654     72 52    18 93
---------------------------------------------------------------------------------------------------------------------------------
   25 to 36                                     5       59,616       0.01     8.856    704         11,923     66.04    79.00
---------------------------------------------------------------------------------------------------------------------------------
   37 to 48                                     6      127,500       0.03     7.779    698         21,250     69.50    73.21
---------------------------------------------------------------------------------------------------------------------------------
   49 to 60                                    42      756,070       0.16    8.221     692         18,002     68.98    55.94
---------------------------------------------------------------------------------------------------------------------------------
   61 to 72                                    13      352,904       0.07     7.288    705         27,146     77.59    71.48
---------------------------------------------------------------------------------------------------------------------------------
   73 to 84                                     5      176,119        0.04    8.449    736         35,224     77.50    58.07
---------------------------------------------------------------------------------------------------------------------------------
   85 to 96                                    11      277,100       0.06     7.797    668         25,191     70.31    69.92
---------------------------------------------------------------------------------------------------------------------------------
   97 to 108                                   13      290,487       0.06     8.377    682         22,345     68.58    59.99
---------------------------------------------------------------------------------------------------------------------------------
   109 to 120                                 174    1,900,284       0.40   11.381     630         10,921     93.49    92.39
---------------------------------------------------------------------------------------------------------------------------------
   121 to 132                                   5      202,870        0.04   9.041     672         40,574     85.91   100.00
---------------------------------------------------------------------------------------------------------------------------------
   133 to 144                                   8      379,746       0.08     8.950    719         47,468     71.89    13.06
---------------------------------------------------------------------------------------------------------------------------------
   145 to 156                                  16      740,269       0.16     7.782    716         46,267     78.52    62.48
---------------------------------------------------------------------------------------------------------------------------------
   157 to 168                                  80    3,307,625       0.70     8.914    642         41,345     93.35    84.06
---------------------------------------------------------------------------------------------------------------------------------
   169 to 180                               5,753  249,793,565      52.81    10.185    656         43,420     99.33    42.11
---------------------------------------------------------------------------------------------------------------------------------
   217 to 228                                  88    2,267,206       0.48    11.428    601         25,764     99.44    94.16
---------------------------------------------------------------------------------------------------------------------------------
   229 to 240                               2,188   64,904,105      13.72    10.597    654         29,664     99.44    35.59
---------------------------------------------------------------------------------------------------------------------------------
   265 to 276                                   1      22,331        0.00     8.500    770         22,331     79.55   100.00
---------------------------------------------------------------------------------------------------------------------------------
   277 to 288                                   4      217,693       0.05     8.125    748         54,423     71.32   100.00
---------------------------------------------------------------------------------------------------------------------------------
   301 to 312                                   3      166,902        0.04    9.943    730         55,634     56.44    23.26
---------------------------------------------------------------------------------------------------------------------------------
   313 to 324                                   7      316,209       0.07     8.995    702         45,173     52.99    53.34
---------------------------------------------------------------------------------------------------------------------------------
   325 to 336                                  18    3,281,097       0.69     8.273    679        182,283     61.41    74.52
---------------------------------------------------------------------------------------------------------------------------------
   337 to 348                                  37    1,136,838        0.24    9.303    622         30,725     91.04    89.15
---------------------------------------------------------------------------------------------------------------------------------
   349 to 360                               3,037  142,336,593      30.09    10.027    650         46,867     99.63    64.97
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL:                                  11,517 $473,028,788    100.00%   10.164%    654        $41,072    98.85%   49.33%
---------------------------------------------------------------------------------------------------------------------------------

    As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 11 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 238 months.




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2005-SL2
[MERRILL LYNCH LOGO]     COLLATERAL SUMMARY

--------------------------------------------------------------------------------



ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

------------------------------------------------------------------------------------------------------------------------------
                                                  AGGREGATE                         WEIGHTED   AVERAGE    WEIGHTED
                                      NUMBER OF   PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL   AVERAGE  PERCENT
  RANGE OF ORIGINAL MORTGAGE          MORTGAGE     BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL
  LOAN PRINCIPAL BALANCES               LOANS    OUTSTANDING     POOL      COUPON    SCORE   OUTSTANDING    LTV      DOC
------------------------------------------------------------------------------------------------------------------------------
  $1 to $25,000                           3,236   $59,340,889     12.54%   10.555%    640       $18,338     98.64%  61.38%
------------------------------------------------------------------------------------------------------------------------------
  $25,001 to $50,000                      5,253   183,656,255      38.83    10.304    647        34,962      99.20   57.66
------------------------------------------------------------------------------------------------------------------------------
  $50,001 to $75,000                      1,858   112,599,733      23.80    10.097    657        60,603      99.30   42.98
------------------------------------------------------------------------------------------------------------------------------
  $75,001 to $100,000                       780    67,396,104      14.25     9.915    668        86,405      99.17   31.81
------------------------------------------------------------------------------------------------------------------------------
  $100,001 to $125,000                      252    28,019,097       5.92     9.889    667       111,187      98.94   33.88
------------------------------------------------------------------------------------------------------------------------------
  $125,001 to $150,000                       95    12,901,983       2.73     9.509    677       135,810      98.19   43.67
------------------------------------------------------------------------------------------------------------------------------
  $150,001 to $175,000                       19     2,985,884       0.63     9.429    665       157,152      95.58   71.52
------------------------------------------------------------------------------------------------------------------------------
  $175,001 to $200,000                       15     2,818,498       0.60     9.640    667       187,900      96.84   52.08
------------------------------------------------------------------------------------------------------------------------------
  $200 001 to $225 000                        4       811 000       0.17     9 213    666       202 750      89 69   49 28
------------------------------------------------------------------------------------------------------------------------------
  $225,001 to $250,000                        1       241,330       0.05     8.102    766       241,330      51.84  100.00
------------------------------------------------------------------------------------------------------------------------------
  $250,001 to $275,000                        1       259,173       0.05     9.990    763       259,173     100.00  100.00
------------------------------------------------------------------------------------------------------------------------------
  $425,001 to $450,000                        1       429,892       0.09     8.354    779       429,892      72.73    0.00
------------------------------------------------------------------------------------------------------------------------------
  $600,001 to $625,000                        1       590,807       0.12     8.107    582       590,807      63.90  100.00
------------------------------------------------------------------------------------------------------------------------------
  $975,001 to $1,000,000                      1       978,144       0.21     8.500    652       978,144      44.14  100.00
------------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                 11,517  $473,028,788    100.00%   10.164%    654       $41,072     98.85%  49.33%
------------------------------------------------------------------------------------------------------------------------------

    As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $420 to approximately $978,144 and the average outstanding principal balance of the Mortgage Loans was approximately $41,072.


PRODUCT TYPES


-----------------------------------------------------------------------------------------------------------------------------
                                                   AGGREGATE                          WEIGHTED   AVERAGE    WEIGHTED
                                      NUMBER OF    PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                      MORTGAGE      BALANCE      MORTGAGE   AVERAGE    CREDIT    BALANCE    ORIGINAL   FULL
PRODUCT TYPES                           LOANS     OUTSTANDING      POOL     COUPON     SCORE   OUTSTANDING     LTV      DOC
-----------------------------------------------------------------------------------------------------------------------------
 Balloon Loans                            5,561   $245,893,916    51.98%    10.154%     656      $44,218      99.35%  42.17%
-----------------------------------------------------------------------------------------------------------------------------
 5 to 9 Year Fixed                           61      1,206,100      0.25      7.932     696       19,772       71.09   59.67
-----------------------------------------------------------------------------------------------------------------------------
 10 to 14 Year Fixed Loans                  202      2,532,816      0.54     10.540     647       12,539       87.85   85.51
-----------------------------------------------------------------------------------------------------------------------------
 15 to 19 Year Fixed Loans                  310      8,746,982      1.85     10.232     652       28,216       92.56   58.84
-----------------------------------------------------------------------------------------------------------------------------
 20 to 24 Year Fixed Loans                2,276     67,171,311     14.20     10.625     653       29,513       99.44   37.57
-----------------------------------------------------------------------------------------------------------------------------
 30 Year Fixed Loans                      3,107    147,477,664     31.18      9.977     650       477,66       98.52   65.36
-----------------------------------------------------------------------------------------------------------------------------
 TOTAL:                                  11,517   $473,028,788   100.00%    10.164%     654      $41,072      98.85%  49.33%
-----------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2005-SL2
[MERRILL LYNCH LOGO]    COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES



                                            AGGREGATE                             WEIGHTED    AVERAGE       WEIGHTED
                                NUMBER OF   PRINCIPAL      PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     PERCENT
                                MORTGAGE     BALANCE        MORTGAGE   AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL
GEOGRAPHIC DISTRIBUTION          LOANS     OUTSTANDING        POOL     COUPON       SCORE    OUTSTANDING       LTV       DOC
-----------------------         ---------  -----------     ----------  --------   --------   -----------    --------    -------

Alabama                              61   $  1,834,881        0.39%    10.490%        643        $30,080       99.52%   70.67%
Alaska                               11        520,801        0.11     11.031         641         47,346       99.86    38.51
Arizona                             682     23,018,325        4.87     10.537         646         33,751       99.59    52.21
Arkansas                             11        238,707        0.05     10.341         640         21,701       99.73    78.30
California                        1,993    139,251,976       29.44      9.838         667         69,871       99.24    35.47
Colorado                            360     14,209,205        3.00     10.044         648         39,470       99.56    64.46
Connecticut                         103      3,819,207        0.81     10.240         642         37,080       99.34    76.03
Delaware                             15        600,414        0.13     10.421         627         40,028      100.00    83.68
District of Columbia                  5        287,284        0.06     10.167         658         57,457      100.00    25.73
Florida                             846     32,400,985        6.85     10.541         652         38,299       99.38    45.31
Georgia                             340     10,842,189        2.29     10.663         635         31,889       99.73    65.14
Hawaii                               20      1,601,204        0.34      9.688         663         80,060       99.79    69.37
Idaho                                58      1,392,268        0.29     10.006         641         24,005       99.14    78.59
Illinois                            580     22,052,140        4.66     10.441         658         38,021       99.39    41.38
Indiana                             192      4,600,045        0.97     10.676         638         23,959       99.65    63.95
Iowa                                 76      1,668,940        0.35     10.372         639         21,960       99.58    67.73
Kansas                              120      3,296,074        0.70     11.067         634         27,467       99.81    55.85
Kentucky                             99      2,680,287        0.57     10.743         634         27,074       99.69    66.88
Louisiana                            78      2,047,596        0.43     10.267         633         26,251       99.57    77.79
Maine                                43      1,292,498        0.27     10.002         650         30,058       99.89    74.10
Maryland                            252     11,993,692        2.54     10.439         638         47,594       99.49    63.06
Massachusetts                       195     10,185,533        2.15      9.767         663         52,234       99.17    52.82
Michigan                            608     17,704,617        3.74     10.824         645         29,119       99.53    47.19
Minnesota                           283     11,015,987        2.33      9.871         645         38,926       99.32    55.15
Mississippi                          22        609,619        0.13     11.025         635         27,710       99.37    52.95
Missouri                            284      7,336,993        1.55     10.702         642         25,834       99.25    53.70
Montana                               9        355,692        0.08     10.174         650         39,521       95.98    51.42
Nebraska                             35        867,724        0.18     10.625         631         24,792       99.59    60.37
Nevada                              246     13,131,642        2.78     10.166         664         53,381       99.51    42.47
New Hampshire                        49      2,045,982        0.43     10.016         647         41,755       99.25    63.01
New Jersey                           77      3,493,319        0.74     10.229         651         45,368       97.86    63.85
New Mexico                           12        455,338        0.10     10.589         620         37,945      100.00    90.15
New York                            178     10,100,234        2.14     10.047         658         56,743       98.89    49.85
North Carolina                      267      7,523,681        1.59     10.531         631         28,179       99.65    75.31
North Dakota                          6        160,874        0.03      9.884         664         26,812       99.98    62.14
Ohio                                408     10,731,229        2.27     10.726         638         26,302       99.72    54.34
Oklahoma                             81      1,965,939        0.42     10.689         651         24,271       99.53    40.67
Oregon                              179      6,564,340        1.39      9.966         650         36,672       99.54    58.62
Pennsylvania                        146      4,480,114        0.95     10.291         641         30,686       99.40    70.62
Rhode Island                         62      3,031,463        0.64     10.037         664         48,895       99.56    52.69
South Carolina                       79      2,052,859        0.43     10.620         629         25,986       99.81    78.10
South Dakota                         11        297,897        0.06     10.209         657         27,082       98.13    45.10
Tennessee                           314      8,009,544        1.69      9.406         632         25,508       99.85    69.91
Texas                               894     26,724,408        5.65      9.735         665         29,893       89.85    49.10
Utah                                152      4,650,132        0.98     10.288         654         30,593       99.55    55.52
Vermont                              14        409,388        0.09      9.517         661         29,242       99.10    85.95
Virginia                            310     13,936,336        2.95     10.260         642         44,956       99.42    63.03
Washington                          404     18,232,215        3.85     10.082         651         45,129       99.29    53.45
West Virginia                         6        137,433        0.03     10.723         619         22,906      100.00    85.86
Wisconsin                           225      6,725,157        1.42     10.650         643         29,890       99.72    59.46
Wyoming                              16        444,380        0.09      9.624         653         27,774       99.99    78.08
TOTAL:                           11,517   $473,028,788      100.00%    10.164%        654        $41,072       98.85%   49.33%

      No more than approximately 0.28% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2005-SL2
[MERRILL LYNCH LOGO]    COLLATERAL SUMMARY



COMBINED ORIGINAL LOAN-TO-VALUE RATIOS



                                                AGGREGATE                                WEIGHTED    AVERAGE     WEIGHTED
                                 NUMBER OF      PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE   PERCENT
RANGE OF COMBINED                MORTGAGE        BALANCE       MORTGAGE      AVERAGE     CREDIT      BALANCE     ORIGINAL   FULL
ORIGINAL LOAN-TO-VALUE RATIOS      LOANS       OUTSTANDING       POOL         COUPON      SCORE    OUTSTANDING     LTV       DOC
-----------------------------    ---------     -----------     ----------    --------    -------   -----------   --------  -------

50.00% or less                        18      $  1,641,344       0.35%        8.289%        679       $91,186      40.86%   75.69%
50.01% to 55.00%                       8           650,334       0.14         8.330         729        81,292      52.74    65.29
55.01% to 60.00%                       9           318,511       0.07         8.755         745        35,390      57.83    30.83
60.01% to 65.00%                       9           825,857       0.17         8.521         609        91,762      63.79    88.33
65.01% to 70.00%                      20           876,687       0.19         8.243         687        43,834      67.61    75.04
70.01% to 75.00%                      25         1,186,920       0.25         8.469         715        47,477      72.55    39.24
75.01% to 80.00%                      74         2,741,655       0.58         8.595         675        37,049      78.94    66.81
80.01% to 85.00%                      37         1,791,653       0.38         9.691         656        48,423      83.59    52.40
85.01% to 90.00%                     187         7,515,904       1.59         9.848         668        40,192      89.70    34.53
90.01% to 95.00%                     823        21,037,151       4.45        10.434         648        25,562      94.79    45.63
95.01% to 100.00%                 10,307       434,442,772      91.84        10.190         653        42,150      99.91    49.43
TOTAL:                            11,517      $473,028,788     100.00%       10.164%        654       $41,072      98.85%   49.33%



As of the Cut-off Date, the Combined Original Loan-to-Value Ratios of the Mortgage Loans ranged from 19.25% to 100.00% and the weighted average Combined Original Loan-to-Value Ratio was approximately 98.85%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.82%.





LOAN PURPOSE



                                           AGGREGATE                                 WEIGHTED    AVERAGE        WEIGHTED
                               NUMBER OF   PRINCIPAL      PERCENT OF    WEIGHTED     AVERAGE    PRINCIPAL       AVERAGE     PERCENT
                               MORTGAGE     BALANCE        MORTGAGE     AVERAGE      CREDIT      BALANCE        ORIGINAL      FULL
LOAN PURPOSE                   LOANS      OUTSTANDING       POOL        COUPON        SCORE    OUTSTANDING        LTV         DOC
------------                   ---------  -----------    -----------    --------    ---------  -----------      --------    -------

Purchase                       9,316      $379,883,412      80.31%      10.208%         656        $40,778       99.60%      45.56%
Refinance - Cashout            1,868        78,539,825      16.60       10.067          645         42,045       96.09       65.04
Refinance - Rate Term            333        14,605,552       3.09        9.523          659         43,861       94.00       62.94
TOTAL:                        11,517      $473,028,788     100.00%      10.164%         654        $41,072       98.85%      49.33%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2005-SL2
[MERRILL LYNCH LOGO]    COLLATERAL SUMMARY

PROPERTY TYPE



                                             AGGREGATE                                WEIGHTED    AVERAGE      WEIGHTED
                               NUMBER OF     PRINCIPAL       PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL      AVERAGE     PERCENT
                               MORTGAGE       BALANCE        MORTGAGE     AVERAGE      CREDIT     BALANCE       ORIGINAL      FULL
PROPERTY TYPE                   LOANS       OUTSTANDING        POOL       COUPON       SCORE    OUTSTANDING       LTV          DOC
-------------                  ---------    -----------      ----------  ---------   ---------  -----------    ---------    -------


Single Family Residence           9,129     $366,486,074       77.48%      10.198%       652        $40,145      98.97%       51.52%
Planned Unit Development          1,076       48,308,085       10.21       10.036        660         44,896      97.80        42.26
Condominium                         768       31,670,811        6.70       10.066        659         41,238      99.49        44.69
Two-to-Four Family                  460       23,322,756        4.93        9.943        674         50,702      98.15        36.96
Townhouse                            83        3,167,153        0.67       10.760        643         38,158      99.76        39.54
Rowhouse                              1           73,909        0.02        8.990        649         73,909     100.00       100.00
TOTAL:                           11,517     $473,028,788      100.00%      10.164%       654        $41,072      98.85%       49.33%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2005-SL2
[MERRILL LYNCH LOGO]    COLLATERAL SUMMARY


DOCUMENTATION

                                            AGGREGATE                               WEIGHTED     AVERAGE     WEIGHTED
                                NUMBER OF   PRINCIPAL      PERCENT OF  WEIGHTED     AVERAGE     PRINCIPAL     AVERAGE   PERCENT
OPTION ONE                       MORTGAGE    BALANCE        MORTGAGE    AVERAGE      CREDIT      BALANCE     ORIGINAL    FULL
 UNDERWRITING GUIDELINES          LOANS    OUTSTANDING        POOL      COUPON       SCORE     OUTSTANDING      LTV       DOC
------------------------        ---------  -----------     ---------  ---------     -------    -----------   --------   -------
Full Documentation                 1,577   $ 55,779,732       11.79%     9.844%        645       $ 35,371      99.54%   100.00%
Stated Income                        436     21,167,319        4.47      9.674         680         48,549      99.39      0.00
Lite Documentation                     2        144,075        0.03     10.008         694         72,038      99.86      0.00
No Income/No Asset                     1         70,265        0.01      9.000         703         70,265      95.00      0.00
SUB-TOTAL:                         2,016   $ 77,161,391       16.31%     9.797%        655       $ 38,274      99.50%    72.29%

DECISION ONE
 UNDERWRITING
 GUIDELINES
Full Documentation                 1,641   $ 55,733,255       11.78%     9.892%        622       $ 33,963      99.62%   100.00%
Stated Income                        243     10,221,588        2.16     10.646         676         42,064      99.51      0.00
Lite Documentation                    78      3,410,687        0.72      9.644         641         43,727      99.72      0.00
SUB-TOTAL:                         1,962   $ 69,365,530       14.66%     9.991%        631       $ 35,355      99.61%    80.35%

FREMONT UNDERWRITING
 GUIDELINES
Full Documentation                 1,146   $ 47,008,145        9.94%    10.305%        628       $ 41,019      99.45%   100.00%
Stated Income                        294     20,212,182        4.27     10.507         662         68,749      99.43      0.00
Easy Documentation                     2         37,603        0.01     11.602         650         18,802      94.60      0.00
SUB-TOTAL:                         1,442   $ 67,257,930       14.22%    10.367%        639       $ 46,642      99.44%    69.89%

MILA UNDERWRITING
 GUIDELINES
No Income Verification             1,445   $ 48,751,313       10.31%    10.590%        675       $ 33,738      99.45%     0.00%
Full Documentation                   474     13,182,689        2.79     10.797         625         27,812      99.50    100.00
SUB-TOTAL:                         1,919   $ 61,934,002       13.09%    10.634%        664       $ 32,274      99.46%    21.29%

MICHIGAN FIDELITY
 UNDERWRITING
 GUIDELINES
Stated Income                        720   $ 24,359,299        5.15%    11.841%        650       $ 33,832      99.86%     0.00%
Full Documentation                   492     15,913,260        3.36     10.201         632         32,344      99.79    100.00
Streamlined Documentation            306     12,677,264        2.68     11.689         653         41,429      99.62      0.00
SUB-TOTAL:                         1,518   $ 52,949,823       11.19%    11.312%        646       $ 34,881      99.78%    30.05%

FIELDSTONE
 UNDERWRITING
 GUIDELINES
Stated Income                        554   $ 30,041,329        6.35%     9.262%        694       $ 54,226      98.92%     0.00%
Full Documentation                   382     16,373,929        3.46      9.212         657         42,864      99.25    100.00
12 Months Bank Statements             35      2,101,692        0.44      9.360         659         60,048      98.74      0.00
24 Months Bank Statements             29      1,473,919        0.31      9.230         662         50,825      98.49      0.00
Lite Documentation                     8        402,939        0.09      9.415         638         50,367      98.74      0.00
SUB-TOTAL:                         1,008   $ 50,393,808       10.65%     9.250%        679       $ 49,994      99.01%    32.49%

OTHER UNDERWRITING
 GUIDELINES
Stated Income                        786   $ 47,048,271        9.95%    10.161%        674       $ 59,858      98.78%     0.00%
Full Documentation                   568     29,352,837        6.21      9.602         654         51,678      92.80    100.00
Other Documentation                  298     17,565,195        3.71     10.131         665         58,944      95.53      0.00
SUB-TOTAL:                         1,652   $ 93,966,303       19.86%     9.981%        666       $ 56,880      96.30%    31.24%

TOTAL:                            11,517   $473,028,788      100.00%    10.164%        654       $ 41,072      98.85%    49.33%



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2005-SL2
[MERRILL LYNCH LOGO]    COLLATERAL SUMMARY


OCCUPANCY

                                 AGGREGATE                                    WEIGHTED     AVERAGE       WEIGHTED
                 NUMBER OF      PRINCIPAL       PERCENT OF     WEIGHTED       AVERAGE     PRINCIPAL      AVERAGE     PERCENT
                 MORTGAGE        BALANCE         MORTGAGE       AVERAGE       CREDIT       BALANCE       ORIGINAL     FULL
OCCUPANCY         LOANS        OUTSTANDING         POOL         COUPON         SCORE     OUTSTANDING        LTV       DOC
---------        ---------    -------------     ----------     --------       --------   -----------     --------    -------
Primary           11,264       $467,908,610        98.92%        10.166%         654        $41,540       98.92%      49.32%
Investment           235          4,804,298         1.02          9.958          685         20,444       92.27       49.13
Second Home           18            315,880         0.07         10.199          656         17,549       95.53       73.15
TOTAL:            11,517       $473,028,788       100.00%        10.164%         654        $41,072       98.85%      49.33%


The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.



MORTGAGE LOANS AGE SUMMARY

                                         AGGREGATE                                 WEIGHTED      AVERAGE     WEIGHTED
                         NUMBER OF       PRINCIPAL      PERCENT OF    WEIGHTED      AVERAGE     PRINCIPAL     AVERAGE    PERCENT
MORTGAGE LOANS AGE       MORTGAGE         BALANCE        MORTGAGE      AVERAGE      CREDIT       BALANCE     ORIGINAL      FULL
(MONTHS)                   LOANS        OUTSTANDING         POOL       COUPON        SCORE     OUTSTANDING      LTV        DOC
------------------       ---------      ------------    ----------    --------      -------    -----------   --------    -------
1 to 12                    11,298       $462,878,998        97.85%     10.199%         653       $40,970       99.41%     48.84%
13 to 24                      105          3,669,256         0.78       9.134          648        34,945       87.64      82.27
25 to 36                       61          4,683,291         0.99       8.038          688        76,775       63.37      67.96
37 to 48                       19            833,720         0.18       8.705          716        43,880       65.01      35.94
49 to 60                        9            385,368         0.08       9.438          702        42,819       71.38      63.52
61 to 72                        6            118,905         0.03       9.163          710        19,818       70.60      52.17
73 to 84                       13            377,568         0.08       8.183          717        29,044       71.42     100.00
85 to 96                        6             81,682         0.02       8.470          700        13,614       77.79     100.00
TOTAL:                     11,517       $473,028,788       100.00%     10.164%         654       $41,072       98.85%     49.33%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 6 months.



ORIGINAL PREPAYMENT PENALTY TERM

                                      AGGREGATE                                  WEIGHTED    AVERAGE        WEIGHTED
                       NUMBER OF      PRINCIPAL      PERCENT OF   WEIGHTED        AVERAGE   PRINCIPAL        AVERAGE     PERCENT
ORIGINAL PREPAYMENT    MORTGAGE        BALANCE         MORTGAGE    AVERAGE        CREDIT     BALANCE        ORIGINAL       FULL
PENALTY TERM             LOANS       OUTSTANDING        POOL       COUPON          SCORE   OUTSTANDING        LTV          DOC
-------------------    --------      -----------     ----------   --------       --------  -----------      --------     -------
None                     7,240       $275,349,377       58.21%      10.273%          658     $ 38,032         98.44%      41.77%
12 Months                  307         15,943,292        3.37       10.089           649       51,933         98.87       58.50
24 Months                2,422        116,399,317       24.61       10.077           650       48,059         99.58       60.28
30 Months                    2            220,161        0.05        8.990           666      110,080        100.00        0.00
36 Months                1,541         64,860,528       13.71        9.874           645       42,090         99.28       59.48
60 Months                    5            256,113        0.05       10.853           591       51,223         93.21      100.00
TOTAL:                  11,517       $473,028,788      100.00%      10.164%          654     $ 41,072         98.85%      49.33%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2005-SL2
[MERRILL LYNCH LOGO]    COLLATERAL SUMMARY


CREDIT SCORES

                                        AGGREGATE                                     WEIGHTED    AVERAGE      WEIGHTED
                          NUMBER OF     PRINCIPAL         PERCENT OF   WEIGHTED        AVERAGE   PRINCIPAL      AVERAGE     PERCENT
                          MORTGAGE       BALANCE           MORTGAGE     AVERAGE        CREDIT     BALANCE      ORIGINAL       FULL
RANGE OF CREDIT SCORES      LOANS      OUTSTANDING          POOL        COUPON          SCORE   OUTSTANDING       LTV         DOC
----------------------    ---------    ------------       ----------   ---------      --------  -----------    ---------    -------
Not Available                   20     $    644,158          0.14%       9.788%           NA     $ 32,208        97.43%      67.34%
521 to 525                       1           12,966          0.00        9.990           521       12,966        85.00      100.00
526 to 550                       8          220,297          0.05       11.370           540       27,537        78.99       77.03
551 to 575                       8          221,271          0.05       11.377           557       27,659        87.51      100.00
576 to 600                     806       26,247,791          5.55       11.284           591       32,565        98.16       96.98
601 to 625                   3,208      109,002,672         23.04       10.671           613       33,978        99.34       80.08
626 to 650                   2,649      108,508,996         22.94       10.359           639       40,962        99.25       50.20
651 to 675                   2,232      103,687,929         21.92        9.934           662       46,455        98.75       33.89
676 to 700                   1,291       61,222,388         12.94        9.649           687       47,422        99.31       24.80
701 to 725                     644       30,328,993          6.41        9.469           712       47,095        98.70       19.71
726 to 750                     368       18,384,637          3.89        9.321           737       49,958        98.04       25.79
751 to 775                     190       10,009,411          2.12        9.240           761       52,681        95.20       28.17
776 to 800                      83        3,980,847          0.84        8.935           785       47,962        91.38       34.45
801 to 810                       9          556,434          0.12       10.007           804       61,826        91.71       10.82
TOTAL:                      11,517     $473,028,788        100.00%      10.164%          654     $ 41,072        98.85%      49.33%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 521 to 810 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 654.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2005-SL2
[MERRILL LYNCH LOGO]


                             ASSUMED MORTGAGE POOLS


                                                                           ORIG-
                                                                            INAL
                                                                           MONTHS
                                                                            TO
                                                      ORIGINAL REMAINING    PRE-
                                               RE-     AMORTI-  AMORTI-   PAYMENT
                             NET    ORIGINAL MAINING   ZATION   ZATION    PENALTY
  CURRENT       MORTGAGE   MORTGAGE   TERM     TERM     TERM     TERM     EXPIRA-
 BALANCE ($)    RATE(%)     RATE(%) (MONTHS) (MONTHS) (MONTHS) (MONTHS)    TION
--------------  --------   -------- -------- -------- -------- ---------- -------

     59,860.12    8.740      8.220     150      146      360      356        0
156,312,156.28   10.296      9.776     180      175      360      355        0
  6,325,511.13    9.931      9.411     180      173      360      353       12
 40,667,350.57   10.048      9.528     180      173      360      353       24
    220,160.68    8.990      8.470     180      174      360      354       30
 42,075,838.43    9.772      9.252     180      173      360      353       36
    233,039.05   10.789     10.269     180      169      360      349       60
     52,668.54   11.946     11.426      60       54       60       54        0
     12,453.81   11.872     11.352      60       53       60       53       12
    101,287.10   11.668     11.148      60       54       60       54       24
  1,039,690.86    7.317      6.797      84       56       84       56        0
  1,297,240.79    9.598      9.078     120       97      120       97        0
    200,063.63   11.443     10.923     120      114      120      114       12
    950,014.22   11.661     11.141     120      114      120      114       24
     85,497.21   10.255      9.735     120      114      120      114       36
  6,370,924.55   10.090      9.570     180      165      180      165        0
    275,095.31   10.876     10.356     180      174      180      174       12
  1,369,559.49   10.776     10.256     180      174      180      174       24
    708,328.07   10.170      9.650     180      173      180      173       36
     23,074.28   11.500     10.980     180      163      180      163       60
 54,115,963.50   10.694     10.174     240      234      240      234        0
    801,264.46   10.563     10.043     240      233      240      233       12
  6,942,166.30   10.571     10.051     240      232      240      232       24
  5,311,916.30    9.997      9.477     240      232      240      232       36
 56,100,872.67    9.896      9.376     360      352      360      352        0
  8,328,903.56   10.102      9.582     360      355      360      355       12
 66,368,939.78   10.003      9.483     360      354      360      354       24
 16,678,947.56   10.080      9.560     360      354      360      354       36


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2005-SL2 [MERRILL LYNCH LOGO]


                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                        Avail      Avail                         Avail      Avail                           Avail      Avail
                        Funds      Funds                         Funds      Funds                           Funds      Funds
           Payment       Cap        Cap              Payment      Cap        Cap               Payment      Cap        Cap
Period       Date    (%)(1)(3)   (%)(2)(3)  Period     Date    (%)(1)(3)  (%)(2)(3)   Period     Date     (%)(1)(3)  (%)(2)(3)
------    ---------  ---------   --------   ------   --------  ---------  ---------   ------   --------   ---------  ---------

 1          7/25/05     10.968      9.871     26      8/25/07     11.008     11.375     51      9/25/09     10.879     11.241
 2          8/25/05      9.611      9.931     27      9/25/07     11.070     11.439     52     10/25/09     11.241     11.241
 3          9/25/05      9.669      9.991     28     10/25/07     11.506     11.506     53     11/25/09     10.879     11.241
 4         10/25/05     10.053     10.053     29     11/25/07     11.202     11.575     54     12/25/09     11.241     11.241
 5         11/25/05      9.793     10.119     30     12/25/07     11.647     11.647     55      1/25/10     10.879     11.241
 6         12/25/05     10.188     10.188     31      1/25/08     11.345     11.723     56      2/25/10     10.879     11.241
 7          1/25/06      9.929     10.260     32      2/25/08     11.422     11.802     57      3/25/10     12.044     11.241
 8          2/25/06     10.001     10.334     33      3/25/08     12.295     11.885     58      4/25/10     10.879     11.241
 9          3/25/06     11.157     10.413     34      4/25/08     11.585     11.972     59      5/25/10     11.241     11.241
10          4/25/06     10.159     10.498     35      5/25/08     12.062     12.062     60      6/25/10     10.878     11.241
11          5/25/06     10.584     10.584     36      6/25/08     11.765     12.157     61      7/25/10     11.241     11.241
12          6/25/06     10.331     10.675     37      7/25/08     12.257     12.257     62      8/25/10     10.878     11.241
13          7/25/06     10.743     10.743     38      8/25/08     11.503     11.886     63      9/25/10     10.878     11.241
14          8/25/06     10.434     10.781     39      9/25/08     11.155     11.527     64     10/25/10     11.240     11.240
15          9/25/06     10.472     10.821     40     10/25/08     11.241     11.241     65     11/25/10     10.878     11.240
16         10/25/06     10.862     10.862     41     11/25/08     10.878     11.241     66     12/25/10     11.240     11.240
17         11/25/06     10.553     10.905     42     12/25/08     11.241     11.241     67      1/25/11     10.877     11.240
18         12/25/06     10.949     10.949     43      1/25/09     10.878     11.241     68      2/25/11     10.877     11.240
19          1/25/07     10.640     10.995     44      2/25/09     10.878     11.241     69      3/25/11     12.043     11.240
20          2/25/07     10.687     11.043     45      3/25/09     12.044     11.241     70      4/25/11     10.877     11.240
21          3/25/07     11.885     11.093     46      4/25/09     10.878     11.241     71      5/25/11     11.239     11.239
22          4/25/07     10.785     11.145     47      5/25/09     11.241     11.241     72      6/25/11     10.877     11.239
23          5/25/07     11.199     11.199     48      6/25/09     10.879     11.241     73      7/25/11     11.239     11.239
24          6/25/07     10.892     11.255     49      7/25/09     11.241     11.241     74      8/25/11     10.876     11.239
25          7/25/07     11.314     11.314     50      8/25/09     10.879     11.241     75      9/25/11     10.876     11.239
                                                                                        76     10/25/11     11.239     11.239


(1) Available Funds Cap for the Class A Certificates and Class M Certificates is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Available Funds Cap for the Class B Certificates is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period.

(3) Assumes no losses, 10% optional termination, 30% CPR on collateral and 1 month LIBOR remains constant at 3.3134%.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]    SERIES 2005-SL2


                         DISCOUNT MARGIN TABLE (TO CALL)


                               0%                  24%                  30%                   45%                 60%
                              CPR                  CPR                  CPR                   CPR                 CPR
                            TO CALL              TO CALL              TO CALL               TO CALL             TO CALL
                          DISC MARGIN          DISC MARGIN          DISC MARGIN           DISC MARGIN         DISC MARGIN
                         --------------       -------------        -------------         -------------       -------------
CLASS A-1A
100.00000%                     9                    9                    9                     9                   9

WAL (YRS)                    9.46                 0.75                  0.60                  0.40                0.28
MOD DURN (YRS)               7.722                0.738                0.594                 0.395               0.281
PRINCIPAL WINDOW         Jul05 - Nov19        Jul05 - Feb07        Jul05 - Oct06         Jul05 - Apr06       Jul05 - Jan06

CLASS A-1B
100.00000%                    26                   26                    26                    26                  26

WAL (YRS)                    16.85                3.34                  1.95                  1.20                0.82
MOD DURN (YRS)              12.444                3.072                1.876                 1.167               0.807
PRINCIPAL WINDOW         Nov19 - Apr31        Feb07 - Jul13        Oct06 - Mar08         Apr06 - Feb07       Jan06 - Aug06

CLASS M-1
100.00000%                    50                   50                    50                    50                  50

WAL (YRS)                    19.24                5.76                  4.82                  1.88                1.26
MOD DURN (YRS)              13.340                5.116                4.337                 1.810               1.231
PRINCIPAL WINDOW         Jan20 -  Apr31       May09 - Jul13        Mar08 - Oct11         Feb07 - Aug07       Aug06 - Nov06
CLASS M-2
100.00000%                    70                    70                   70                    70                  70

WAL (YRS)                    19.24                5.44                  5.19                  2.41                1.59
MOD DURN (YRS)              13.098                4.810                4.649                 2.284               1.535
PRINCIPAL WINDOW         Jan20 - Apr31        Nov08 - Jul13        Jul09 - Oct11         Aug07 - Mar08       Nov06 - Apr07


                              YIELD TABLE (TO CALL)

                               0%                  24%                  30%                   45%                 60%
                              CPR                  CPR                  CPR                   CPR                 CPR
                            TO CALL              TO CALL              TO CALL               TO CALL             TO CALL
                             YIELD                YIELD                YIELD                 YIELD               YIELD
                         --------------       -------------        -------------         -------------       -------------
CLASS B-1
99.03520%                    5.87                 5.95                  5.97                  6.03                6.15

WAL                         19.24                 5.36                  4.66                  3.16                1.94
MOD DURN                    11.119                4.419                3.951                 2.802                1.786
PRINCIPAL WINDOW        Jan20 - Apr31        Oct08 - Jul13         Feb09 - Oct11         Mar08 - Apr09        Apr07 - Jul07

CLASS B-2
97.786840%                   6.45                 6.70                  6.76                  6.83                7.20

WAL                         19.24                 5.34                  4.53                  3.82                2.19
MOD DURN                    10.647                4.320                3.792                 3.296                1.978
PRINCIPAL WINDOW        Jan20 - Apr31        Sep08 - Jul13         Jan09 - Oct11         Apr09 - Apr09        Jul07 - Sep07

CLASS B-3
96.063520%                   7.14                 7.63                  7.75                  7.88                8.48

WAL                         19.24                 5.34                  4.47                  3.82                2.35
MOD DURN                   10.128                4.222                3.678                 3.245                2.089
PRINCIPAL WINDOW        Jan20 - Apr31        Sep08 - Jul13         Nov08 - Oct11         Apr09 - Apr09        Sep07 - Nov07

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]    SERIES 2005-SL2


                           DISCOUNT MARGIN TABLE (TO MATURITY)

                             0%             24%                    30%                  45%                60%
                            CPR             CPR                    CPR                  CPR                CPR
                           TO CALL         TO CALL                TO CALL              TO CALL            TO CALL
                         DISC MARGIN      DISC MARGIN           DISC MARGIN          DISC MARGIN        DISC MARGIN
                         -----------     -------------         -------------        -------------      -------------
CLASS A-1A
100.00000%                 9                 9                     9                    9                  9

WAL (YRS)                  9.46              0.75                  0.60                 0.40               0.28
MOD DURN (YRS)             7.722             0.738                 0.594                0.395              0.281
PRINCIPAL WINDOW       Jul05 - Nov19     Jul05 - Feb07         Jul05 - Oct06        Jul05 - Apr06      Jul05 - Jan06
CLASS A-1B
100.00000%                 26                28                    26                   26                 26

WAL (YRS)                  17.04             3.62                  1.95                 1.20               0.82
MOD DURN (YRS)             12.518            3.267                 1.876                1.167              0.807
PRINCIPAL WINDOW       Nov19 - Oct34     Feb07 - Jul20        Oct06 - Mar08         Apr06 - Feb07      Jan06 - Aug06
CLASS M-1
100.00000%                 50                52                    54                   50                 50

WAL (YRS)                  19.62             6.33                  5.96                 1.88               1.26
MOD DURN (YRS)             13.479            5.500                 5.161                1.810              1.231
PRINCIPAL WINDOW       Jan20 - Sep34     May09 - Jan20         Mar08 - Aug19        Feb07 - Aug07      Aug06 - Nov06
CLASS M-2
100.00000%                 70                73                    72                   70                 70

WAL (YRS)                  19.62             6.00                  5.65                 2.41               1.59
MOD DURN (YRS)             13.229            5.186                 4.984                2.284              1.535
PRINCIPAL WINDOW       Jan20 - Aug34     Nov08 - Jan20         Jul09 - Feb18        Aug07 - Mar08      Nov06 - Apr07



                          YIELD TABLE   (TO MATURITY)

                           0%               24%                   30%               45%                60%
                           CPR              CPR                   CPR               CPR                CPR
                         TO CALL          TO CALL               TO CALL           TO CALL            TO CALL
                          YIELD            YIELD                 YIELD             YIELD              YIELD
                        -----------      ------------        ------------       -----------       ------------
CLASS B-1
99.03520%                  5.87             5.98                5.99               6.09               6.15

WAL                        19.62            5.92                5.10               4.21               1.94
MOD DURN                   11.200           4.725               4.225              3.541              1.786
PRINCIPAL WINDOW        Jan20 - Jul34    Oct08 - Nov19       Feb09 - Mar17      Mar08 - Mar14     Apr07 - Jul07
CLASS B-2
97.786840%                 6.45             6.71                6.76               6.82               7.20

WAL                        19.61            5.88                4.96               5.66               2.19
MOD DURN                   10.716           4.595               4.041              4.609              1.978
PRINCIPAL WINDOW        Jan20 - May34    Sep08 - May19       Jan09 - Jun16      Jul10 - Mar12     Jul07 - Sep07
CLASS B-3
96.063520%                 7.14             7.61                7.73               7.78               8.48

WAL                        19.61            5.86                4.88               4.83               2.35
MOD DURN                   10.186           4.467               3.903              3.963              2.089
PRINCIPAL WINDOW        Jan20 - Apr34    Sep08 - Nov18       Nov08 - Jan16      Nov09 - Dec11     Sep07 - Nov07


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]    SERIES 2005-SL2


                                 EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 3.3134%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Certificates, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period. Other assumptions include:
(1) prepayment speed is 30% CPR, (2) no defaults and no losses:




                              Excess Spread in            Excess Spread in bps
               Period         bps (Static LIBOR)           (Forward LIB OR)
             ---------        ------------------          ------------------
              Avg yrl                 619                         581
              Avg yr2                 663                         626
              Avg yr3                 694                         650
              Avg yr4                 650                         605
              Avg yr5                 662                         597


                  Excess Spread       1 Month       Excess Spread                 Excess Spread      1 Month       Excess Spread in
                      in bps          Forward          in bps                         in bps         Forward         bps (Forward
    Period        (Static LIBOR)       LIBOR      (Forward LIBOR)     Period     (Static LIBOR)       LIBOR            LIBOR)
------------      -------------      ---------    ---------------     -------   ---------------     ---------     -----------------

        1              624           3.31340%            624             40            624           4.05960%            585
        2              587           3.46220%            574             41            621           4.06330%            579
        3              591           3.56440%            569             42            633           4.06790%            591
        4              606           3.64700%            578             43            631           4.07450%            586
        5              601           3.77530%            560             44            636           4.08290%            588
        6              616           3.78110%            576             45            663           4.09190%            619
        7              612           3.79230%            569             46            643           4.10390%            591
        S              617           3.88520%            566             47            654           4.11840%            602
        9              653           3.90090%            606             48            649           4.13360%            593
       10              629           3.90900%            576             49            662           4.14700%            604
       11              646           3.95450%            590             50            656           4.16200%            594
       12              643           3.94410%            586             51            656           4.17570%            593
       13              657           3.89020%            609             52            665           4.18770%            603
       14              649           3.84340%            606             53            656           4.19980%            591
       If              651           3.80590%            611             54            666           4.21060%            602
       16              662           3.77570%            626             55            657           4.22200%            590
       17              654           3.75690%            619             56            657           4.23140%            590
       18              666           3.74460%            633             57            685           4.23840%            624
       19              658           3.74150%            625             58            657           4.24680%            589
       20              660           3.74650%            627             59            667           4.25400%            600
       21              690           3.75880%            659             60            658           4.26040%            588
       22              665           3.78040%            630             61            667           4.26590%            600
       23              676           3.81020%            641             62            658           4.27220%            588
       24              670           3.85020%            630             63            658           4.27830%            588
       25              681           3.89000%            641             64            668           4.28480%            599
       26              675           3.92320%            632             65            659           4.29120%            588
       27              678           3.95600%            633             66            668           4.29620%            599
       28              689           3.98360%            645             67            660           4.30290%            587
       29              684           4.00670%            637             68            660           4.30890%            587
       30              695           4.02690%            650             69            688           4.31390%            621
       31              690           4.04300%            643             70            660           4.32130%            587
       32              693           4.05560%            647             71            669           4.32680%            598
       33              712           4.06280%            670             72            660           4.33280%            586
       34              702           4.06720%            657             73            669           4.34000%            597
       35              714           4.06730%            672             74            660           4.34740%            585
       36              712           4.06440%            670             75            660           4.35530%            584
       37              725           4.06050%            686             76            669           4.36450%            595
       38              681           4.05910%            640             77            625           4.37490%            548
       39              645           4.05850%            605             78            635           4.38440%            559

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]    SERIES 2005-SL2


BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static (1ML = 3.3134%) and forward LIBOR. Other assumptions include: (1) prepayment speed at 30% CPR, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no stepdown), (5) 100% loss severity:

                               STATIC LIBOR             FORWARD LIBOR
                               ------------             -------------
CLASS M-1   CDR Break             16.847%                  16.248%
            Cum Loss               33.64%                   32.76%

CLASS M-2   CDR Break             12.054%                  11.523%
            Cum Loss               26.11%                   25.19%
CLASS B-L   CDR Break              9.298%                   8.919%
            Cum Loss               21.17%                   20.45%
CLASS B-2   CDR Break              8.268%                   7.923%
            Cum Loss               19.19%                   18.51%
CLASS B-3   CDR Break              7.314%                   6.993%
            Cum Loss               17.29%                   16.64%


                                  FORWARD LIBOR

                                    [GRAPH]


                                One-Month LIBOR


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


                                       25